LONG-TERM INVESTMENTS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
LONG-TERM INVESTMENTS.
Equity investments without readily determinable fair values	¥ 51,524	$ 8,085	¥ 45,085
Equity method investments	277,056	43,476	187,935
Available-for-sale debt securities	62,045	9,736	80,000
Total	¥ 390,625	$ 61,297	¥ 313,020